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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                        _______________________________


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 1, 2000





                             CONSECO FINANCE CORP.
                      CONSECO FINANCE SECURIZATIONS CORP.
                      -----------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware             333-92315 and 33-92315-01       41-1807858
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  (State or other jurisdiction          (Commission            (IRS employer
        of incorporation)               file number)        identification No.)




 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
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                   (Address of principal executive offices)



      Registrant's telephone number, including area code: (651) 293-3400
                                                         ----------------



                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 1.   Changes in Control of Registrant.
          --------------------------------

          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------

          Not applicable.

Item 3.   Bankruptcy or Receivership.
          --------------------------

          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ---------------------------------------------

          Not applicable.

Item 5.   Other Events.
          ------------

          Not applicable.

Item 6.   Resignations of Registrant's Directors.
          --------------------------------------

          Not applicable.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (a)  Financial statements of businesses acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

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               Exhibit No.    Description
               -----------    -----------

                  99.1 Merrill Lynch & Co. Terms Sheet dated August 1, 2000 distributed in connection with Certificates for Manufactured Housing Contract
                              Senior/Subordinate Pass-Through Certificates,
                              Series 2000-4, issued by Conseco Finance
                              Securitizations Corp., as Seller.

                  99.2 Merrill Lynch & Co. Revised Terms Sheet dated August 1, 2000 distributed in connection with Certificates for Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates,
                              Series 2000-4, issued by Conseco Finance
                              Securitizations Corp., as Seller.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONSECO FINANCE CORP.



                                    By: /s/ Phyllis A. Knight
                                        -------------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and Treasurer



                                    CONSECO FINANCE SECURITIZATIONS CORP.



                                    By: /s/ Phyllis A. Knight
                                        -------------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and Treasurer

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